Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of June 8, 2014, by and between Golden Queen Mining Co. Ltd., a British Columbia company (the “Company”), and Gauss Holdings LLC, a Delaware limited liability company (“LUK Holdco”).

     WHEREAS, the Company, LUK Holdco and Auvergne, LLC, are parties to that certain Standby Purchase Agreement, dated as of June 8, 2014 (the “Backstop Agreement”) , entered into in connection with a proposed rights offering to be conducted by the Company (the “Rights Offering”);

     WHEREAS, concurrently with the execution of this Agreement, the Company, LUK Holdco and certain other parties entered into that certain Transaction Agreement pursuant to which LUK Holdco, through Gauss LLC, a subsidiary of LUK Holdco, will make an investment into a subsidiary of the Company (the “Transaction Agreement”); and

     WHEREAS, in consideration of the undertakings of LUK Holdco pursuant to the Backstop Agreement, the Company has agreed to provide LUK Holdco certain rights as set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth (and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Company), the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

     Section 1.1. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

     “Action” means any legal, administrative, regulatory or other suit, action, claim, audit, assessment, arbitration or other proceeding, investigation or inquiry.

     “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     “Agreement” means this Registration Rights Agreement as it may be amended, supplemented, restated or modified from time to time.

     “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act. The term “Beneficially Own” shall have a correlative meaning.

     “Business Day” means any day, other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated to close.

     “Common Shares” means the common shares, no par value per share, of the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

     “Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign and any applicable industry self-regulatory organization.

     “Holders” means LUK Holdco, its wholly owned Subsidiaries and any Transferee of their Registrable Securities (and “Holder” means any of such Persons).

     “Holders’ Representative” means LUK Holdco or any other Holder designated by LUK Holdco as the Holders’ Representative.

     “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

     “Law” means any statute, law, code, ordinance, rule or regulation of any Governmental Entity.

     “Other Securities” means Common Shares other than Registrable Securities.

     “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any group (within the meaning of Section 13(d)(3) of the Exchange Act) comprised of two or more of the foregoing.

     “Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any Issuer Free Writing Prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     “Registrable Securities” means (a) all Common Shares owned by LUK Holdco as of the date of the closing of the transaction in the Transaction Agreement and all Common Shares purchased pursuant to the Backstop Agreement, and (b) any securities issued directly or indirectly with respect to such Common Shares described in clause (a) because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, share exchanges, reorganizations, consolidations, or similar events, but excluding, as to any particular Registrable Securities, (w) Common Shares, if any, which have been transferred pursuant to a Registration Statement that is effective under the Securities Act, (x) Common Shares, owned by Holders who are not Affiliates of the Company, that are eligible for sale without restriction pursuant to Rule 144(b)(1)(i) (or any successor provision) under the Securities Act, (y) Common Shares which are otherwise eligible to be sold to the public without application of the volume restrictions pursuant to Rule 144 (or any successor provision) under the Securities Act and (z) Common Shares which have been transferred to any Person who is not a Transferee.

     “Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     “Rule 144” means Rule 144 under the Securities Act (or any successor provision).

     “SEC” means the United States Securities and Exchange Commission.

     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder.

     “Selling Holder” means each Holder of Registrable Securities included in a registration pursuant to Article II.

     “Subsidiary” of any Person shall mean those corporations and other entities of which such Person owns or controls more than 50% of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.

     “Transferee” means any Person to whom the rights and obligations hereunder have been assigned with the prior written consent of the Company pursuant to Section 3.6 hereof.

     Section 1.2. Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, unless the context expressly provides otherwise. All references herein to Articles, Sections, paragraphs, subparagraphs, clauses or Exhibits shall be deemed references to Articles, Sections, paragraphs, subparagraphs or clauses of, or Exhibits to, this Agreement, unless the context requires otherwise. Unless otherwise expressly defined, terms defined in this Agreement have the same meanings when used in any Exhibit hereto. Unless otherwise specified, the words “this Agreement”, “herein”, “hereof”, “hereto” and “hereunder” and other words of similar import refer to this Agreement as a whole (including the Exhibits) and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. Unless expressly stated otherwise, any Law defined or referred to herein means such Law as from time to time amended, modified or supplemented, including by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

     Section 2.1. Demand Registrations. Provided that the Company has elected to require LUK Holdco to effect the Backstop Commitment (as defined in the Backstop Agreement) and LUK Holdco has fulfilled its Backstop Commitment under the terms of the Backstop Agreement to purchase Common Shares in connection with the Rights Offering, then at any time and from time to time following the Backstop Closing Date (as defined in the Backstop Agreement), the Holders’ Representative shall have the right by delivering a written notice to the Company (a “Demand Notice”) to require the Company to, pursuant to the terms of this Agreement, register under and in accordance with the provisions of the Securities Act the number of Registrable Securities owned by the Holders and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however, that a Demand Notice may only be made if (i) the aggregate gross proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration are at least US$5,000,000 based on the volume-weighted average price of the Common Shares during the 20-day period prior to the Demand Notice or (ii) the Holders are requesting to register all of the Registrable Securities owned by the Holders. A Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities. Following receipt of a Demand Notice, the Company shall use its reasonable best efforts to file, as promptly as reasonably practicable, but not later than, 60 days with respect to any underwritten offering, or 30 days with respect to any other offering, after receipt by the Company of such Demand Notice (subject to paragraph (e) of this Section 2.1), a Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Holders thereof in accordance with the methods of distribution elected by such Holders (a “Demand Registration Statement”) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

     (b)      No securities shall be included under any Demand Registration Statement related to an underwritten offering without the written consent of the Holders’ Representative, except Registrable Securities requested to be included therein pursuant to Section 2.1(a) . Subject to the preceding sentence, if any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the amount, price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

          (i)      first, the Registrable Securities for which inclusion in such demand offering was requested by the Holders, pro rata (if applicable) as nearly as practicable, based on the number of Registrable Securities Beneficially Owned by each such Holder; and

          (ii)      second, among any holders of Other Securities, pro rata as nearly as practicable, based on the number of Other Securities Beneficially Owned by each such holder.

     (c)      The Holders collectively shall be entitled to request no more than two Demand Registrations of the Company, and in no event shall the Company be required to effect more than one Demand Registration in any six month period.

     (d)      In the event of a Demand Registration, the Company shall use its reasonable best efforts to maintain the continuous effectiveness of the applicable Registration Statement for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold. For the avoidance of doubt, the foregoing sentence is not intended to limit the obligation of the Company to maintain the continuous effectiveness of the Short-Form Registration contemplated by Section 2.1(h) as required by Section 2.1(h) .

     (e)      The Company shall be entitled to postpone (but not more than once in any six-month period), for a reasonable period of time not in excess of 60 days (and not for periods exceeding, in the aggregate, 90 days during any twelve-month period), the filing or initial effectiveness of, or suspend the use of, a Registration Statement if the Company delivers to the Holders’ Representative a certificate signed by both the Chief Executive Officer and Chief Financial Officer of the Company certifying that, in such officers’ good faith judgment, (A) such registration, offering or use would reasonably be expected to materially adversely affect or materially interfere with a material pending financing, acquisition, disposition, corporate reorganization, merger, public offering of securities, or other material transaction involving or being contemplated by the Company, or other similarly material events then concerning the Company, (B) the Company is in possession of material non-public information not otherwise then required by Law to be publicly disclosed and that the Company deems advisable not to disclose in such Registration Statement, or (C) a requirement to include pro forma information, which requirement the Company is reasonably unable to comply with at such time.

     (f)      The Holders’ Representative shall have the right to notify the Company that it has determined that the Registration Statement relating to a Demand Registration be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement.

     (g)      No request for registration will count for the purposes of the limitations in Section 2.1(c) if: (A) the Holders’ Representative determines in good faith to withdraw the proposed registration prior to the effectiveness of the Registration Statement relating to such request due to marketing conditions or regulatory reasons relating to the Company, (B) the Registration Statement relating to such request is not declared effective within 60 days of the date such Registration Statement is first filed with the SEC (other than solely by reason of the applicable Holders having refused to proceed), (C) prior to the sale of at least 90% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity or court, (D) more than 25% of the Registrable Securities requested by the Holders to be included in the registration are not so included pursuant to Section 2.1(b), or (E) the conditions to closing specified in any underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by the applicable Holders). Except for any registration withdrawn pursuant to one of (A) through (E) above or Section 2.2(a), the Selling Holders shall reimburse the Company for all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with any registration which is not completed solely due to actions or elections of the Holders.

     (h)      In addition to the foregoing, the Company will use its reasonable best efforts to qualify for registration on Form S-3 (including, if feasible, any registration statement on Form S-3 filed in connection with the Rights Offering) or any comparable or successor form or forms or any similar short-form registration (“Short-Form Registration”) and such Short-Form Registration shall be filed by the Company as promptly as practicable and shall constitute a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis (notwithstanding anything to the contrary in Section 2.1(d)) of, the Registrable Securities, pursuant to Rule 415 under the Securities Act, to permit the distribution of the Registrable Securities in accordance with the methods of distribution elected by the Holders, including by means of an underwritten offering. Upon filing a Short-Form Registration, the Company shall use its reasonable best efforts to keep such Short-Form Registration effective with the SEC at all times and any Short-Form Registration shall be re-filed upon its expiration, and, subject to Section 2.1(e), the Company shall cooperate in any shelf take-down by amending or supplementing the Prospectus related to such Short-Form Registration as may be reasonably requested by the Holders’ Representative or as otherwise required, until the Holders no longer hold Registrable Securities (in each case, notwithstanding anything to the contrary in Section 2.1(d)) .

     Section 2.2. Piggyback Registrations. (a) If, other than pursuant to Section 2.1, the Company proposes or is required to file a registration statement under the Securities Act with respect to an offering of Common Shares, whether or not for sale for its own account other than a registration (i) on Form S-4, Form S-8 or any successor forms thereto, (ii) on any other registration form which may not be used for the registration or qualification for distribution of Registrable Securities, (iii) filed solely in connection with any employee benefit or dividend reinvestment plan, (iv) a registration relating solely to a Rule 145 transaction under the Act, or (v) of any at-the-market offerings in the aggregate not to exceed US$20,000,000, then the Company shall give prompt written notice of such proposed filing at least 30 days before the anticipated filing date (the “Piggyback Notice”) to the Holders of Registrable Securities. The Piggyback Notice shall offer the Holders of Registrable Securities the opportunity to include in such registration statement the number of Registrable Securities as they may request (a “Piggyback Registration”). Subject to Section 2.2(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after notice has been given to the Holders of Registrable Securities, to permit the distribution of such Registrable Securities in accordance with the methods of distribution set forth in such registration statement. Such Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. The Company shall use its reasonable best efforts to maintain the effectiveness of such Registration Statement for a Piggyback Registration for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold. No Piggyback Registration shall count towards registrations required under Section 2.1.

     (b)      If any of the securities to be registered pursuant to the registration giving rise to the Holders’ rights under this Section 2.2 are to be sold in an underwritten offering, the Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any Other Securities included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

          (i)      first, all Other Securities being sold by the Company for its own account or by any Person (other than a Holder) exercising a contractual right to demand registration;

          (ii)      second, all Registrable Securities requested to be included by the Holders, pro rata (if applicable) as nearly as practicable, based on the number of Registrable Securities Beneficially Owned by each such Holder; and

          (iii)      third, among any other holders of Other Securities requesting such registration, pro rata as nearly as practicable, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

     (c)      In the case of an offering initiated by the Company as a primary offering on behalf of the Company, nothing contained herein shall prohibit the Company from determining, at any time, not to file a registration statement or, if filed, to withdraw such registration or terminate or abandon the offering related thereto.

     Section 2.3. Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

    (a)     Prepare and file with the SEC a Registration Statement or Registration Statements on such form which shall be available for the sale of the Registrable Securities by the Holders or the Company in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (but not including any Form 8-K, Form 10-Q, proxy statement or other similar filing or amendment thereto that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Selling Holders, their counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such counsel, and any comment letter relating to such document from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (but not including any Form 8-K, Form 10-Q, proxy statement or other similar filing or amendment thereto that would be incorporated or deemed to be incorporated therein by reference).

     (b)     Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement, and cause the related Prospectus to be supplemented by any Prospectus supplement or Issuer Free Writing Prospectus as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

     (c)     Notify each Selling Holder and the managing underwriter(s), if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment has been filed (but not including any Form 8-K, Form 10-Q, proxy statement or other similar filing or amendment thereto that would be incorporated or deemed to be incorporated therein by reference, unless a request for registration pursuant to Section 2.1 or 2.2 has been made), and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Governmental Entity for amendments or supplements to a Registration Statement or related Prospectus or Issuer Free Writing Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 2.3(o) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference or any Issuer Free Writing Prospectus related thereto untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, documents or Issuer Free Writing Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of any Prospectus or Issuer Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d)      Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the reasonably earliest practical date.

     (e)      If requested by the managing underwriter(s), if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement, post-effective amendment or Issuer Free Writing Prospectus such information as the managing underwriter(s), if any, or such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement, such post-effective amendment or Issuer Free Writing Prospectus as soon as practicable after the Company has received such request.

     (f)      Furnish or make available to each Selling Holder, and each managing underwriter, if any, without charge, such number of conformed copies of the Registration Statement and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder, counsel or managing underwriter(s)), and such other documents, as such Holders or such managing underwriter(s) may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other Governmental Entity relating to such offering.

     (g)      Deliver to each Selling Holder, and the managing underwriter(s), if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus and any Issuer Free Writing Prospectus related to any such Prospectuses) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Company, subject to Section 2.4(b), hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders and the managing underwriter(s), if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

     (h)      Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Selling Holders, the managing underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any Selling Holder or managing underwriter(s) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Selling Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) subject itself to taxation in any such jurisdiction where it is not then so subject, or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

     (i)      Cooperate with the Selling Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Selling Holder that the Registrable Securities represented by the certificates so delivered by such Selling Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the Selling Holders may request at least two Business Days prior to any sale of Registrable Securities.

     (j)      Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Entities within the United States, except as may be required solely as a consequence of the nature of such Selling Holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the managing underwriter(s), if any, to consummate the disposition of such Registrable Securities.

     (k)      Upon the occurrence of any event contemplated by Section 2.3(c)(ii), (c)(iii), (c)(iv), (c)(v) or (c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or an Issuer Free Writing Prospectus related thereto, or file any other required document so that, as thereafter delivered to the Selling Holders, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (l)      Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

     (m)      Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

     (n)      Use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be authorized to be listed on the Toronto Stock Exchange or another exchange in Canada, if any, on which similar securities issued by the Company are then listed.

     (o)      In connection with an underwritten offering, if any, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings, and in connection therewith, (i) make such representations and warranties to the Selling Holders and the managing underwriter(s), if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the Selling Holders of such Registrable Securities opinions and negative assurances of counsel to the Company and updates thereof (which counsel, opinions and negative assurance (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and counsels to the Selling Holders of the Registrable Securities), addressed to each Selling Holder of Registrable Securities and each of the managing underwriter(s), if any, covering the matters customarily covered in opinions and negative assurances requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and managing underwriter(s), (iii) use its reasonable best efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each Selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 2.5 hereof with respect to all parties to be indemnified pursuant to said Section except as otherwise agreed by the Holders of a majority of the Registrable Securities being sold in connection therewith and the managing underwriter(s), if any, and (v) deliver such customary documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

     (p)      Upon execution of a customary confidentiality agreement, pursuant to which the Holders agree to use the following information solely for the purpose of their due diligence review in connection with an offering of securities by the Company, make available for inspection by a representative of the Selling Holders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Selling Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, each of the type which would be included in a reasonable and customary due diligence review in connection with an offering of securities, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Registration Statement.

     (q)      Subject to the provisions of Section 2.8(b) hereof, in connection with any Demand Registration that is a “fully underwritten marketed offering”, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, by participation in “road shows”) as reasonably requested by the underwriters; provided that such officers shall not be required to take any action which would unreasonably interfere with the normal business operations of the Company.

     (r)      Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and any applicable national securities exchange, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act.

     Section 2.4. Certain Additional Agreements.

     (a)      The Company may require each Selling Holder to furnish to the Company in writing such information required in connection with such registration regarding such Selling Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Selling Holder who fails to furnish such information within a reasonable time after receiving such request.

     (b)      Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(c)(iii) or (c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that (i) in no event shall such discontinuance exceed the time period set forth in Section 2.1(e) hereof, and (ii) the Company shall extend the time periods under Section 2.1 and Section 2.2 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the Holder is required to discontinue disposition of such securities.

     (c)      Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sale of Registrable Securities pursuant to the Registration Statement.

     Section 2.5. Indemnification.

     (a)      Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, each Selling Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers and directors of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Selling Holder and the officers and directors of each such controlling Person, each underwriter (including any Holder that is deemed an underwriter pursuant to any SEC comments or policies, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, “Holder Indemnitees”), from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, costs of preparation and reasonable attorneys’ fees and any other reasonable fees or expenses incurred by such party in connection with any investigation or Action), judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, in each case in connection with any offering of Registrable Securities in which a Selling Holder is participating, (i) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any applicable Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) or any other offering circular, amendment of or supplement to any of the foregoing or other document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of the Securities Act or of the Exchange Act in connection with any such registration, qualification, or compliance; provided, that the Company will not be liable to a Selling Holder or underwriter, as the case may be, in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Selling Holder or underwriter, as the case may be, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), offering circular, amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder or underwriter specifically for inclusion in such document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnitee or any other Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have pursuant to contract or applicable Law to each Holder Indemnitee.

     (b)      Indemnification by Selling Holders. In connection with any Registration Statement in which a Selling Holder is participating by registering Registrable Securities, such Selling Holder agrees, severally and not jointly with any other Person, to indemnify and hold harmless, to the fullest extent permitted by Law, the Company, the officers and directors of the Company, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against all Losses, as incurred, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto) or any other offering circular or any amendment of or supplement to any of the foregoing or any other document incident to such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a final or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case solely to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or Issuer Free Writing Prospectus related thereto), offering circular, or any amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Holder expressly for inclusion in such document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of its directors, officers or controlling Persons. The Company may require as a condition to its including Registrable Securities in any Registration Statement filed hereunder that the holder thereof acknowledge its agreement to be bound by the provisions of this Agreement (including Section 2.5) applicable to it. Notwithstanding the foregoing, if at any time LUK Holdco has assigned its rights and/or obligations under this Agreement to a wholly owned Subsidiary pursuant to Section 3.6, then LUK Holdco and such Selling Holder shall provide the indemnity referenced in this Section 2.5(b) on a joint and several basis.

     (c)      Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any Action with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been actually prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Action, to assume, at the indemnifying party’s expense, the defense of any such Action, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party agrees to pay such fees and expenses; (ii) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such Action or fails to employ counsel reasonably satisfactory to such indemnified party, in which case the indemnified party shall also have the right to employ counsel and to assume the defense of such Action; or (iii) in the opinion of the indemnified party’s outside legal counsel a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Action; provided, further, however, that the indemnifying party shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation.

     (d)      Contribution. (i) If the indemnification provided for in this Section 2.5 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

          (ii)      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

          (iii)      No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (e)      Limitation on Holder Liability. Notwithstanding anything to the contrary contained in this Agreement, an indemnifying party that is a Holder shall not be required to indemnify or contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities sold by such Holder in the applicable offering exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of the applicable untrue or alleged untrue statement or omission or alleged omission.

     Section 2.6. Rule 144; Rule 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 or 144A under the Securities Act) to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

     Section 2.7. Underwritten Registrations. (a) If any Demand Registration is an underwritten offering, the Holders’ Representative shall have the right to select the investment banker or investment bankers and managers to administer the offering, subject to approval by the Company, not to be unreasonably withheld or delayed. The Company shall have the right to select the investment banker or investment bankers and managers to administer any incidental or piggyback registration.

     (b)      No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities or Other Securities it desires to have covered by the registration on the basis provided in any underwriting arrangements in customary form (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter, provided that no such Person will be required to sell more than the number of Registrable Securities that such Person has requested the Company to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that such Person (other than the Company) shall not be required to make any representations or warranties other than those related to title and ownership of shares, authority to enter into the underwriting agreement, and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter(s) by such Person and, provided further, that such Person’s (other than the Company’s) liability in respect of such representations and warranties shall not exceed such Person’s net proceeds from the offering.

     Section 2.8. Registration Expenses. The Company shall pay all reasonable documented expenses incident to the Company’s performance of or compliance with its obligations under this Article II, including, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) of compliance with securities or Blue Sky laws including any fees and disbursements of counsel for the underwriter(s) in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 2.3(h)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, and (vi) fees and disbursements of all independent certified public accountants (including, without limitation, the expenses of any “comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Company. In addition, the Company shall bear all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall not be obligated to pay the fees and disbursements of any counsel for the Holders in connection with any registration under Article II, or any underwriting fees, discounts or commissions attributable to sales of Registrable Securities by Holders thereof.

ARTICLE III

MISCELLANEOUS

     Section 3.1. Conflicting Agreements. Each party represents and warrants that it has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with or conflicts with any provision of this Agreement.

     Section 3.2. Termination. This Agreement shall terminate at such time as there are no Registrable Securities, except for the provisions of Sections 2.5, 2.6, 2.8 and this Article III, which shall survive such termination.

     Section 3.3. Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Company, LUK Holdco and, at any time when LUK Holdco is not the Holder of a majority of the Registrable Securities, the Holders of a majority of the aggregate number of Registrable Securities then held by all Holders. Any party hereto may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties (and, in the case of a waiver of any rights of the Holders at any time when LUK Holdco is not the Holder of a majority of the Registrable Securities, by an instrument in writing signed by the Holders of a majority of the aggregate number of Registrable Securities then held by all Holders). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     Section 3.4. Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

     Section 3.5. Entire Agreement. This Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

     Section 3.6. Successors and Assigns. Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part by any party without the prior written consent of the other party hereto; provided that the prior written consent of LUK Holdco shall not be required in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or a similar transaction, so long as such successor is bound by the terms of this Agreement; provided further that LUK Holdco (or a wholly owned Subsidiary of Leucadia National Corporation) may transfer its rights and obligations hereunder (in whole or in part) to any wholly owned Subsidiary of Leucadia National Corporation without the prior written consent of the Company, and provided further that LUK Holdco or any wholly owned Subsidiary of Leucadia National Corporation may transfer its rights and obligations hereunder (in whole or in part) to any other Person with the prior written consent of the Company. Following such written consent, any such assignment shall be effective upon receipt by the Company of written notice from the transferring Holder stating the name and address of any Transferee and identifying the number of shares of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (y) a written agreement in substantially the form attached as Exhibit A hereto from such Transferee to be bound by the applicable terms of this Agreement.

     Section 3.7. Counterparts; Execution by Facsimile Signature. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

     Section 3.8. Remedies. (a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach or threatened breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.

     (b)      All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     Section 3.9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (iii) upon receipt of proof of transmission if sent by email or (iv) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses set forth below or such other address, email or facsimile number as a party may from time to time specify by notice to the other parties hereto:

If to the Company: Golden Queen Mining Co. Ltd., 6411 Imperial Avenue, West Vancouver, British Columbia, Canada V7W 2J5; Attention: H. Lutz Klingmann (lklingmann@goldenqueen.com) and Andrée St-Germain (astgermain@goldenqueen.com); and with a copy (which shall not constitute notice) to: Morton Law LLP, 1200 - 750 West Pender Street, Vancouver, British Columbia, Canada, V6C 2T8; Attention: Edward L. Mayerhofer (elm@mortonlaw.ca), Esq.; Fax: (604) 681-9652.

If to LUK Holdco: Gauss Holdings LLC, c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010; Attention: Jimmy Hallac (jhallac@leucadia.com); Fax: (212) 598-4869; and with a copy (which shall not constitute notice) to: Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153; Attention: Andrea A. Bernstein (andrea.bernstein@weil.com); Fax: (212) 310-8007.

     Section 3.10. Nature of Holders’ Obligations. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto or in connection herewith, shall be deemed to constitute the Holders as a partnership, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or any of the transactions contemplated by this Agreement.

     Section 3.11. Governing Law; Consent to Jurisdiction. (a) This Agreement shall be governed in all respects by the laws of the State of New York, without regard to its conflicts of laws principles.

     (b)      Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal or state court located in the Borough of Manhattan in the City of New York, New York in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any Action relating to this Agreement in any court other than a Federal or state court located in the Borough of Manhattan in the City of New York, New York.

     (c)      Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal Action or proceeding in relation to this Agreement and for any counterclaim therein.

[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

GOLDEN QUEEN MINING CO. LTD.

By:	/s/ H. Lutz Klingmann
Name: H. Lutz Klingmann
Title: President

GAUSS HOLDINGS LLC

By:	/s/ Haim Jimmy Hallac
Name: Haim Jimmy Hallac
Title: Vice President

[REGISTRATION RIGHTS AGREEMENT]

EXHIBIT A

Golden Queen Mining Co. Ltd.
6411 Imperial Avenue
West Vancouver, British Columbia
Canada V7W 2J5
Attention: President and Chief Financial Officer

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement, dated as of June __, 2014 (the “Agreement”). Capitalized terms used and not otherwise defined herein are used herein as defined in the Agreement. The undersigned (“Transferee”) hereby: (i) acknowledges receipt of a copy of the Agreement; (ii) notifies the Company that, on [Date], Transferee acquired from [insert name of assigning Holder] (pursuant to a private transfer that was exempt from the registration requirements under the Securities Act) [describe the Registrable Securities that were transferred] (the “Transferred Securities”) and an assignment of such transferor’s rights under the Agreement with respect and to the Transferred Securities, and the Transferee has assumed from such transferor the liability of the transferor in respect of any and all obligations under the Agreement related to the Transferred Securities; and (iii) agrees to be bound by all terms of the Agreement with respect to the Transferred Securities applicable to a Holder of such Transferred Securities as if the Transferee was an original signatory to the Agreement. Notices to the Transferee for purposes of the Agreement may be addressed to: [•], [•], Attn: [•], Fax: [•]. This document shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that State.

[Transferee]

[By:] __________________________________________________
Name:
[Title:]

cc: [Transferor]